SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                                         Only (as permitted by Rule 14a-6(e)(2))
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                               INTELLIGROUP, INC.
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                (Name of Registrant as Specified in Its Charter)


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

                               [Graphic Omitted]
                                  Intelligroup
                      Creating the Intelligent Enterprise


FOR IMMEDIATE RELEASE



CONTACT:
Nick Visco - Chief Financial Officer            (732) 590-1600


          INTELLIGROUP BOARD RECEIVES LETTER OF SUPPORT FROM EMPLOYEES

          Senior Managers from Global Operating Centers Speak in Unison

Edison, NJ (June 24, 2002): Intelligroup, Inc. (Nasdaq: ITIG) ("Intelligroup" or the "Company"), has received a copy of a letter from a group of employees, comprised of middle and senior managers of the Company's North American and global operating units, addressed to Mr. Ashok Pandey. The unsolicited letter, which has been reprinted in its entirety below, voices strong support for the Company's slate of directors, and its Chairman and Chief Executive Officer.

Commenting on the letter, Arjun Valluripalli, Intelligroup's Chairman and Chief Executive Officer, said "I was extremely pleased to receive this letter from our employees, expressing their support for our efforts to bring the Company back to prosperity. The past 18 months have been challenging, and these same employees have met the challenges with tenacity and focus. I was truly moved by the receipt of this show of support, and I am committed to not letting the employees down. I urge all shareholders to vote the BLUE proxy card so that we can continue on our current path."

--------------------------Full Text of Letter Follows---------------------------

                    FROM THE CONCERNED STAFF OF INTELLIGROUP

                        AN OPEN LETTER TO MR ASHOK PANDEY
                                  June 24, 2002

To:   Mr. Ashok Pandey

Copy: Mr. Arjun Valluri, Chairman and CEO, Intelligroup
Copy: Mr. Nick Visco, CFO, SVP, Secretary and Treasurer, Intelligroup
Copy: Intelligroup Board of Directors

Dear Mr. Pandey,

We, the undersigned employees of Intelligroup (many of whom are also shareholders) write to you to let you know that WE OPPOSE YOUR ATTEMPT TO TAKE CONTROL OF THE COMPANY and that WE SUPPORT THE CURRENT BOARD AND MANAGEMENT OF THE COMPANY.

With this letter we want to convey to you our extreme concern, as employees and managers, at the actions that are being taken by you and the possible consequences thereof. The present US and global business environment is very difficult for all companies, even more so for those focused on technology services. In these complex conditions we believe that this proxy solicitation and any resulting changes in the Board of Directors proposed by you, would severely damage the company's image with customers and employees, negate the efforts of us all to build a successful business, and lead to very adverse financial results

FOR THE BEST INTERESTS OF ALL THE STAKEHOLDERS AND EMPLOYEES IN THE COMPANY, WE URGE YOU TO DISCONTINUE YOUR PROXY FIGHT.

We have confidence in the Board and CEO. The company has recently strengthened the Board with new independent directors; we respect their credentials and the experience that they will bring. We respect the Chief Executive, Arjun Valluri; with his drive, commitment, and leadership he has earned our loyalty, respect and our continued allegiance to Intelligroup during some very difficult times. We believe that Arjun Valluri is our best representative and the person we feel has the best skills, judgment and commitment to continue to build on our solid business framework of the last two years.

We have worked very hard since your departure to help create a successful company in very demanding times; we feel that we are doing better than most, if not all, of our direct competitors. We have a strong pipeline; innovative services, exceptional employees and we are seen as a leading company in many strategic technologic areas.

MR PANDEY, WE URGE YOU TO DISCONTINUE YOUR FIGHT, AND REACH AGREEMENT WITH THE COMPANY. TO CONTINUE DOWN YOUR CURRENT PATH IS IN NOBODY'S BEST INTERESTS, NOT EVEN YOUR OWN AND HAS NO SUPPORT WITHIN THE COMPANY.


You should also note that the feelings expressed in this correspondence are almost unanimous throughout the employees and management of Intelligroup. In fact the employees and managers in our Intelligroup Asia office have written a letter and raised a petition opposing your action, the petition currently contains well over 500 signatures. If staff names are not included below, it simply indicates that the person was not available for comment at time of writing, not because they necessarily hold a different viewpoint.

  John Beaumont               Vice President, Field Operations, North America
  James Brodie                Managing  Director,  Asia Pacific
  Cecilie Bulcha              Senior Director, Marketing, North America

  Edward Carr                 Director, Corporate Finance, North America
  Marcelo Casas               Regional Director, Latin America
  Theresa Cashin              Financial Controller, North America
  Martin Dupont               Managing Director, Intelligroup Nordic
  Prakash Easwaran            Vice President, SAP Solutions & Consulting,
                              North America
  Mayank Gour                 Associate Vice President, Intelligroup Asia
  Pat Gray                    Director, Real Estate & Facilities, North America
  Peter Green                 Finance  Director, Europe
  Jay Hiller                  Regional Director, Texas - Empower
  Madhukar Joshi              General Manager,  Singapore
  Srinivasa Rao Katakam       Associate Vice President - Business Development
                              Asia
  Bosco Malapatti             Chief Operations Officer, India
  Michael Mandato             Vice President, Sales and Marketing, North America
  Philip Marshall-Lee         Commercial Manger, New Zealand
  Samar Mishra                Vice  President, Operations, North America
  Vijay Pisipaty              Director - SAP Solutions and Consulting, North
                              America
  Madhu Poomalil              CFO / VP Finance & Operations, Intelligroup Asia
  Ganesh Posina               Vice President - Delivery, Intelligroup Asia
  Ranjit Prithviraj           Vice President, Hosting & Apps Mgmt, North America
  Anand Ramakrishnan          Associate Vice President - Development,
                              Intelligroup Asia
  Gopal Ramasamy              Director - Application Management, North America
  Venkatapathy Shankar        Director - SAP Solutions and Consulting, North
                              America
  Gaurav Sharma               Associate Vice President, Intelligroup Asia
  Debbie Spielman             Director, Human Resources, North America
  Sreenivas Unnamatla         Managing Director, Japan
  Prakash Vadlamani           Associate Vice President - Strategy,
                              Intelligroup Asia

---------------------------------End of Letter----------------------------------


ABOUT INTELLIGROUP
Intelligroup Inc. is a leading global technology solutions and services provider. Intelligroup develops, implements and supports integrated industry-specific enterprise, e-commerce and m-commerce software applications. Intelligroup's high quality onsite/offshore delivery model combined with a comprehensive suite of tools provide customers with a faster time-to-market and lower total cost of ownership in deploying their mission-critical applications. Intelligroup has operations in the Americas, UK, Sweden, Denmark, India, Australia, New Zealand, Japan, Hong Kong and Singapore/Indonesia. Intelligroup has been quoted on the Nasdaq National Market (ticker ITIG) since September 1996.

Visit Intelligroup on the Internet at http://www.intelligroup.com.

SAFE HARBOR STATEMENT

Certain statements contained herein, including statements regarding the development of services and markets and future demand for services and other statements regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby.

Factors that could cause actual results to differ materially include, but are not limited to, variability of quarterly operating results, continued uncertainty of the IT and ASP markets and revenues derived from anticipated ASP hosting and application management business, uncertainty in revenues for traditional professional services offerings, loss of one or more significant customers, reliance on large projects, concentration of revenue, ability to attract and retain professional staff, dependence on key personnel, ability to manage growth effectively, risks associated with acquisitions including integration risks, risks associated with strategic partnerships, various project-associated risks, including termination with short notice, substantial competition, general economic conditions, risks associated with intellectual property rights, risks associated with international operations and other risk factors listed from time to time in the Intelligroup's filings and reports with the Securities and Exchange Commission.

Intelligroup and the Intelligroup logo are registered trademarks and 'Creating the Intelligent Enterprise', 4Sight, 4Sight Plus, ASPPlus, myADVISOR, ASPPlus Power Upgrade Services and Uptimizer are service marks of Intelligroup in the U.S. and other countries. All other trademarks and company names mentioned are the property of their respective owners.